FIFTH AMENDMENT TO FORBEARANCE AGREEMENT
                      -----------------------------------------


         THIS FIFTH AMENDMENT TO FORBEARANCE AGREEMENT (hereafter, this "AGREEMENT") is made as of October 6, 1995 by and between AMALGAMATED AUTOMOTIVE INDUSTRIES, INC., a Pennsylvania corporation, ACME AUTO PARTS, INC., a Pennsylvania corporation, LAM CORPORATION, a Pennsylvania corporation and TALMENS PROPERTIES, INC., a
         Pennsylvania corporation (collectively, "BORROWER") and
         PROVIDENT BANK OF MARYLAND, a Maryland banking corporation
         ("LENDER").

                                    RECITALS
                                    --------

             Pursuant to the terms and provisions of a Loan and Security Agreement between the LENDER and the BORROWER dated
         May 7, 1992 ("LOAN AGREEMENT"), the LENDER provided to the
         BORROWER a revolving line of credit ("REVOLVER") as evidenced by a promissory note dated May 7, 1992 from the BORROWER to the order of the LENDER in the stated principal amount of Two
         Million Dollars ($2,000,000.00) ("DEMAND NOTE"). As used herein, the term "LOAN DOCUMENTS" means collectively the LOAN AGREEMENT, the DEMAND NOTE, and all other documents evidencing, securing or otherwise documenting the REVOLVER.


             Pursuant to the terms and provisions of the LOAN AGREEMENT and the DEMAND NOTE all sums outstanding under the REVOLVER are due and payable in full on the demand of the LENDER. The BORROWER defaulted under the terms of the LOAN AGREEMENT and pursuant to the terms of a letter dated June 1, 1995, the LENDER demanded the immediate and full repayment of all sums outstanding under the REVOLVER.

             The BORROWER was unable to repay the sums due under the
         REVOLVER and requested that the LENDER:   (a)   forbear from
         immediately exercising its enforcement and collection rights against the BORROWER and the collateral securing the obligations of the BORROWER to the LENDER and (b) continue to advance proceeds of the REVOLVER to the BORROWER.

             In accordance with the terms and provisisons of a Forbearance Agreement dated June 5, 1995 by and between the BORROWER and the LENDER, as amended by and Amendment To Forbearance Agreement dated June 30, 1995 and a Second Amendment To Forbearance Agreement dated July 27, 1995, a Third Amendment To Forbearance Agreement dated August 29, 1995, and a Fourth Amendment To Forbearance Agreement dated September 29, 1995 (collectively, "FORBEARANCE AGREEMENT"), the LENDER agreed: (i) to forbear from the exercise of its enforcement and collection rights against the BORROWER until 5:00 p.m. on October 10, 1995; and (ii) continue to advance proceeds of the REVOLVER to the BORROWEER, subject to the limitations contained in the LOAN AGREEMENT and the FORBEARANCE
         AGREEMENT, until 5:00 p.m. on October 10, 1995.

             The BORROWER has requested an extension to the FORBEARANCE AGREEMENT. The LENDER is willing to extend the FORBEARANCE AGREEMENT to October 31, 1995 subject to the terms and provisions of this AMENDMENT.





             NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

             Section 1. RECITALS. The parties hereby acknowledge the accuracy of the Recitals to this AGREEMENT, and agree that the Recitals are hereby incorporated into this AGREEMENT and made a part hereof.

             Section 2. ACKNOWEDGMENT OF DEFAULT. The BORROWER acknowledges and agrees that all sums outstanding under the LOAN DOCUMENTS are due and payable in full (subject to the terms of this AGREEMENT) and the BORROWER has defaulted in its obligation to the LENDER: (a) by failing to repay all sums outstanding under the REVOLVER upon the demand of the LENDER; and (b) by failing to comply with the convenants contained in Sections 6.28 and 6.30 of the LOAN AGREEMENT (collectively, "EXISTING DEFAULT"). In addition, the BORROWER hereby acknowledges and agrees that in the absence of the specific agreement to forbear as set forth in this AGREEMENT, the LENDER has the immediate and unconditional right to pursue enforcement and collection proceedings against the BORROWER and the collateral securing the BORROWER'S obligations to the LENDER.

             Section 3. AMENDMENT TO FORBEARANCE AGREEMENT. Section 3.1 of the FORBEARANCE AGREEMENT, as previously amended, is hereby amended by deleting its present language in its entirety and by substituting in lieu thereof the following:


                       3.1 Time Limitations. The agreement of the LENDER to forbear from exercising its rights and remedies as set forth herein shall expire at 5:00 p.m. October 31, 1995. As used herein, the term 'DATE OF TERMINATION' means the date on which the LENDER'S agreement to forbear from exercising its rights and remedies as set forth herein expires pursuant to this Section 3.1, Section 3.2 or any other section of this AGREEMENT.


             Section 4. COOPERATION OF BORROWER. In the event all of the BORROWER"S obligations to the LENDER are not repaid in full by the DATE OF TERMINATION, the BORROWER shall fully and completely aid and assist the LENDER in the disposition of the BORROWER'S assets securing the REVOLVER, including, but not limited to, the collection of all of the BORROWER'S accounts receivable.


             Section 5. EVENTS OF DEFAULT. In the event of a violation of any of the terms or provisions of this AGREEMENT by the BORROWER, or the occurrence of any event of default (other than the EXISTING DEFAULT) under any of the LOAN DOCUMENTS, or the occurrence of any event or condition which with the giving of notice, the passage of time, or both, would constitute an event of default under any of the LOAN DOCUMENTS, the LENDER'S agreements to: (i) forbear from exercising any or all of its rights or remedies under the LOAN DOCUMENTS as set in the FORBEARANCE AGREEMENT, as modified herin, and (ii) continue to advance proceeds of the REVOLVER, as modified, shall automatically terminate, without notice to the BORROWER.


             Section 6.  NO DEFENSES OR OFFSETS;  RELEASE OF ANY CLAIMS.
In consideration for the agreements of the LENDER contained herein, the BORROWER hereby acknowledges and agrees that it hereby forever waives and releases any and all defenses (other than the specific agreement to forbear as set forth in the FORBEARANCE AGREEMENT, as modified herein) or offsets, known or unknown to the BORROWER, existing as of this date, which might restrict the immediate right of the LENDER to require the payment in full of the REVOLVER or the initiation of enforcement and collection proceedings against the BORROWER or against any or all of the collateral securing the obligations of the BORROWER due to the LENDER. The BORROWER hereby releases, waives, discharges and agrees to hold the LENDER and its officers, directors, agents and employees harmless from any and al claims, known or unknown, existing as of this date, which the BORROWER might have against the LENDER or its officers, directors, agents, or employees which in anyway relate, pertain or arise, directly or indirectly, from the REVOLVER, the LOAN DOCUMENTS, the FORBEARANCE AGREEMENT, this AGREEMENT, or which otherwise relate or pertain to the collateral securing the obligations of the BORROWER due to the LENDER or the transactions described in the LOAN DOCUMENTS or the conduct of the parties with respect thereto.


             Section 7. RATIFICATION. Except as modified by the express provisions of this AGREEMENT all terms and provisions of the FORBEARANCE AGREEMENT and the LOAN DOCUMENTS are hereby ratified and confirmed and shall remain in full force and effect.

             Section 8. NO WAIVER. The BORROWER acknowledges and agrees that, although, the LENDER has agreed to forbear, upon the conditions contained in the FORBEARANCE AGREEMENT, as modified herein, the LENDER does not waive the the existence of the EXISTING DEFAULT, and the execution and performance of this AGREEMENT shall not impair, diminish or adversely affect the EXISTING DEFAULT as a basis for the exercise by the LENDER of its rights and remedies, and the EXISTING DEFAULT shall continue to be an Event of Default (as that term is defined in the LOAN DOCUMENTS) despite the forbearance of the LENDER and the execution of this AGREEMENT.


             Section 9. FEES AND EXPENSES. The BORROWER shall pay all of the reasonable fees, costs, and expenses, including the LENDER'S reasonable counsel fees and expenses, in connection with the negotiation and preparation of this AGREEMENT. The BORROWER hereby authorizes the LENDER to debit the BORROWER'S account with the LENDER to make payment of all such fees, costs and expenses.


             Section 10. FINAL AGREEMENT. This AGREEMENT, together with the FORBEARANCE AGREEMENT and the LOAN DOCUMENTS, contain the final and entire agreement of the parties and shall be binding upon and benefit the parties and their successors and assigns.

             Section 11.  GOVERNING LAW.  The performance and
         construction of this AGREEMENT shall be governed by the laws of the State of Maryland.

             Section 12. AMENDMENT. This AGREEMENT mat only be altered, modified or amended by a writing executed by all of the parties hereto.

             Section 13. TIME. Time is of the essence with respect to all aspects of this AGREEMENT. The BORROWER hereby acknowledges and agrees that the LENDER'S prior extensions of the forbearance period provided to the BORROWER under the FORBEARANCE AGREEMENT shall in no way be deemed to infer that the LENDER shall continue to advance proceeds of the REVOLVER or continue to forbear from exercising its rights after the DATE OF TERMINATION. No further extensions of the forbearance period shall be provided.

             Section 14. JURISDICTION. The BORROWER consents to the jurisdiction of any of the courts of the state of Maryland as to any issues related to this AGREEMENT, including the validity, enforceability and interpretation hereof, which require judicial resolution.

             Section 16. NO NOVATION. This AGREEMENT shall not cause a novation of the BORROWER'S obligations under any of the LOAN DOCUMENTS. In addition, this AGREEMENT shall not release, affect or impair the priority of any security interests and leins held by the LENDER in any assets of the BORROWER.


             Section 17. DELIVERY BY TELEFACSIMILE. This AGREEMENT may be delivered by telefacsimile and a telefacsimile of any party's signature hereto shall constitute an original signature for all purposes.

             Section 12. WAIVER OF JURY TRIAL. The BORROWER agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party to this AGREEMENT or by any of thier successors or assigns, on or respect to this AGREEMENT, the FORBEARANCE AGREEMENT, or any of the LOAN DOCUMENTS or which in anyway related directly or indirectly to the obligations of the BORROWER to the LENDER under the REVOLVER or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. The BORROWER expressly waives any right to a trial by jury in any such actions or proceedings.

             IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date first above written.


         WITNESS/ATTEST:            LENDER:

                                    PROVIDENT BANK OF MARYLAND,
                                    A Maryland Banking Corporation


         /s/ Patrick E. Killpatrick   By: /s/ Thomas B. Freeze (SEAL)
         --------------------------   ------------------------
                                      Name: Thomas B. Freeze
                                      Title: Vice President

                                  BORROWER:

                                  AMALGAMATED AUTOMOTIVE INDUSTRIES INC.,
                                  A Pennsylvania Corporation

         /s/ Mark W.Jenkins         By: /s/ Kurt J. Myers     (SEAL)
         -----------------------        ------------------------
         Vice President                Name: Kurt J. Myers
                                       Title: President/CEO



                                    ACME AUTO PARTS, INC.,
                                    A Pennsylvania Corporation


         /s/ Mark J. Jenkins        By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Vice President                Name: Kurt J. Myers
                                       Title: President/CEO



                                    LAM CORPORATION,
                                    A Pennsylvania Corporation

         /s/ Mark W. Jenkins       By:  /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Vice President                Name: Kurt J. Myers
                                       Title: President/CEO


                                    TALMENS PROPERTIES, INC.,
                                    A Pennsylvania Corporation

         /s/ Mark J. Jenkins        By: /s/ Kurt J. Myers     (SEAL)
         ------------------------       ----------------------
         Vice President                Name: Kurt J. Myers
                                       Title: President/CEO